Exhibit 99.1


                         CITI TRENDS, INC.
                         Sales History

                         (Unaudited)

                         -----------------------------------------------------------------------------------------------------------
                              Feb    March   April     May      June    July   August   Sept    Oct      Nov     Dec    Jan    Year
Total Comparable Sales
Percentage Increase
(Decrease)
                         -----------------------------------------------------------------------------------------------------------
2004                         5.1%     7.5    (2.7)     7.7     (1.5)    (3.6)    6.7     1.7     0.0     0.9     4.3    10.1    3.0
                         -----------------------------------------------------------------------------------------------------------
2003                         4.1%    (7.4)   17.1      0.4      5.5     10.3     6.9    15.0     7.0     2.1     5.5     9.0    5.7

Total Sales Percentage
Increase

                         -----------------------------------------------------------------------------------------------------------
2004                        27.0%    31.4    24.4     36.5     25.0     16.9    28.5    28.7    24.2    29.8    35.0    39.2   29.4
                         -----------------------------------------------------------------------------------------------------------
2003                        18.5%     7.0    46.5     20.0     20.9     19.9    34.7    32.0    21.9    23.6    38.6    23.3   25.8
                         -----------------------------------------------------------------------------------------------------------

                         -------------------------------------------
                              1st     2nd     3rd      4th      YR
                         -------------------------------------------
Total Comparable Sales
Percentage Increase
                         -------------------------------------------
2004                         3.5%     0.3     3.0      4.6      3.0
                         -------------------------------------------
2003                         3.2%     5.6     9.6      5.2      5.7
                         -------------------------------------------

                         -------------------------------------------
Total Sales Percentage
Increase                     1st      2nd     3rd      4th      YR
                         -------------------------------------------

                         -------------------------------------------
2004                        27.9%    25.7    27.3     34.7     29.4
                         -------------------------------------------
2003                        21.1%    20.3    29.7     31.0     25.8
                         -------------------------------------------

                                                                      (in thousands)
                         -----------------------------------------------------------------------------------------------------------
Total Sales                 Feb    March    April   May      June    July   August   Sept     Oct    Nov     Dec     Jan     Year
                         -----------------------------------------------------------------------------------------------------------
2004                     $ 15,286  17,866  14,917  12,987   15,958  14,066  16,638  15,658  13,753  17,196  35,041  14,075  203,442
                         -----------------------------------------------------------------------------------------------------------
2003                     $ 12,041  13,596  11,938   9,525   12,717  11,967  12,996  12,102  11,071  13,249  25,885  10,112  157,198
                         -----------------------------------------------------------------------------------------------------------
                                       (in thousands)
                         ------------------------------------------
Total Sales                 1st     2nd     3rd     4th      YR
                         ------------------------------------------

                         ------------------------------------------
2004                     $ 48,069  43,011  46,049  66,313  203,442
                         ------------------------------------------
2003                     $ 37,575  34,209  36,168  49,246  157,198
                         ------------------------------------------